UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2024

ASTRANA HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, California 91801

(Address of Principal Executive Offices) (Zip Code)

(626) 282-0288

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ASTH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 8, 2024, Astrana Health, Inc. (the “Company”) issued a press release and presentation announcing that it and certain direct and indirect subsidiaries party thereto entered into an Asset and Equity Purchase Agreement (the “Purchase Agreement”) with PHP Holdings, LLC, a Delaware limited liability company (“PHPH”), PHS Holdings, LLC, a Delaware limited liability company (“PHS”), Prospect Intermediate Holdings, LLC, a Delaware limited liability company (“PIH” and, together with PHPH and PHS, the “Prospect Equity Sellers”), certain other related entities party thereto (such entities, the “Prospect Asset Sellers” and, together with the Prospect Equity Sellers, the “Sellers”) and Prospect Medical Holdings, Inc., a Delaware corporation (“Prospect”), as Seller Representative. Under the terms of the Purchase Agreement, subject to satisfaction of customary conditions, the Company will purchase all of the outstanding equity interests of Prospect Health Services RI, Inc. (d/b/a Prospect ACO Rhode Island), Alta Newport Hospital, LLC (d/b/a Foothill Regional Medical Center) (the “Hospital”) and Prospect Health Plan, Inc., and substantially all the assets of certain direct and indirect subsidiaries of PHPH, for an aggregate purchase price of $745 million, subject to customary adjustments, plus the assumption of certain identified liabilities of the Sellers (the “Transaction”).

The Company also announced that, to provide additional financial flexibility for the Company, in connection with the execution of the Purchase Agreement, the Company entered into a commitment letter (the “Commitment Letter”), dated as of November 8, 2024, with Truist Bank and JPMorgan Chase Bank, N.A. (together, the “Banks”) and the other affiliates of the Banks party thereto, pursuant to which the Banks committed to provide (x) a 364-day senior secured bridge term loan in an aggregate principal amount of up to $1,095 million (the “Bridge Facility”) and (y) a five-year senior secured revolving credit facility in an aggregate principal amount of up to $100 million. The Company intends to use the proceeds of the Bridge Facility, together with cash on hand, to fund the Transaction, to refinance the Company’s existing credit facilities and to pay for fees, costs and expenses incurred in connection with the foregoing. The funding of the Bridge Facility provided for in the Commitment Letter is contingent on the satisfaction of customary conditions, including but not limited to (i) the execution and delivery of definitive documentation with respect to the Bridge Facility in accordance with the terms set forth in the Commitment Letter, and (ii) the consummation of the Transaction in accordance with the Purchase Agreement. Amounts funded under the Bridge Facility, if any, will be reduced by the aggregate amount of gross proceeds that the Company elects to raise in a long-term debt and/or equity financing transaction on or prior to the closing of the Transaction as further set forth in the Commitment Letter.

Copies of the press release and presentation are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

The information contained in this Item 7.01 of this Report, including the exhibits referenced herein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained herein.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These statements include words such as “forecast,” “guidance,” “projects,” “estimates,” “anticipates,” “believes,” “expects,” “intends,” “may,” “plans,” “seeks,” “should,” or “will,” or the negative of these words or similar words. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. A number of important factors could cause actual results to differ materially from those included within or contemplated by the forward-looking statements, including, but not limited to, risks arising from the diversion of management’s attention from the Company’s ongoing business operations, an increase in the amount of costs, fees and expenses and other charges related to the Transaction described in this Report, outcome of any litigation that the Company, the Sellers or Prospect may become subject to relating to such Transaction, the extent of, and the time necessary to obtain, any regulatory approvals required for completion of the Transaction, risks of disruption to the Company’s business as a result of the public announcement of the Transaction, the occurrence of any event, change or other circumstance that could give rise to the termination of the agreements relating to the Transaction, an inability to complete the Transaction in a timely manner or at all, including due to a failure of any condition to the closing of the Transaction to be satisfied or waived by the applicable party, the occurrence of any event, change or other circumstance that could give rise to the termination of any of the agreements to the Transaction, a decline in the market price for the Company’s common stock if the Transaction is not completed, risks that the Transaction disrupts current plans and operations of the Company or Sellers and potential difficulties in Sellers’ employee retention as a result of the Transaction, the Company’s ability to successfully obtain funding of, and pay the interest and principal on, the Bridge Facility provided for in the Commitment Letter, and the ability to implement business plans, forecasts and other expectations after the completion of the Transaction, realize the intended benefits of the Transaction, and identify and realize additional opportunities following the Transaction, as well as the other risks and uncertainties identified in filings by the Company with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as may be amended or supplemented by additional risk factors set forth in subsequent quarterly reports on Form 10-Q and other reports filed with the Securities and Exchange Commission. The Company does not undertake any responsibility to update any of these factors or to announce publicly any revisions to any of the forward-looking statements contained in this or any other document, whether as a result of new information, future events, or otherwise, except as may be required by any applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by the Company on November 8, 2024.
99.2	Presentation issued by the Company on November 8, 2024.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRANA HEALTH, INC.

Date: November 8, 2024	By:	/s/ Brandon K. Sim
	Name:	Brandon K. Sim
	Title:	Chief Executive Officer and President